UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2004

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below are presentation materials.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	November 10, 2004	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

end

September 2004

ITLA CAPITAL CORPORATION

Corporate Overview and Financial Highlights

WHERE financial OPPORTUNITIES begin...

Index

Forward Looking Statements

- **"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:**
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long-term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions on our loan portfolio and loan repayments and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2004 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.*

Corporate Overview

- Primary focus is commercial real estate lending – 69% of outstanding commercial real estate loans are secured by properties in California

- Expanded footprint now serving a growing customer base through seven retail branch locations and twenty-one lending offices located in California, Nevada, Colorado, Arizona, Texas, Washington, the Southeast, the Mid-Atlantic, the metro-New York region, and New England

- Deposits consist primarily of retail certificates of deposit

Corporate Overview

- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003
- Regulated by the FDIC, the FRB and the California Department of Financial Institutions
- Taken public in October 1995 – previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO – total assets have increased from $534 million at IPO to $2.0 billion at September 30, 2004

Corporate Overview

- 8 consecutive years of record annual earnings
- Loan production totaling $5.0 billion with 50bps of losses since IPO
- Consistent operating efficiencies averaging 38.95% of net revenues and 2.04% of assets since becoming a public company
- ICB rated CMBS primary servicer of "CPS3 Small Loans" by Fitch Ratings effective May 26, 2004

Financial Highlights

- Completed acquisition of the $250.0 million ICCMAC Commercial and Multi-family CMO Trust for 1.02 times book value on March 28, 2000
- Completed the Acquisition of Asahi Bank of California for 1.2 times book value on January 31, 2002, adding approximately $50 million in assets and the Metavante commercial banking technology platform
- Completed the securitization of non-conforming residential loan portfolio on March 28, 2002, issued $86.3 million of insured asset-backed notes with AAA and Aaa rating

Financial Highlights

- Acquired the performing loan portfolio and operating assets of the Lewis Horwitz Organization ("LHO") on October 25, 2002 for 1.01 times book value. Now branded ICB Entertainment Finance, this platform brings modest diversification through a niche business lending platform as well as providing cross-sell opportunities for retail banking products

- Launched strategic banking alliance with Household International, Inc. tax refund lending and commercial private label revolving credit units on November 20, 2002. Realized pretax income of $13.9 million and $13.6 million in 2004 and 2003, respectively, from premiums earned on the sale of RAL loans and administrative fees. In June 2004, Household informed ITLA that it was exercising an option to terminate its contract

Financial Highlights

- As of September 30, 2004, ITLA's shares have increased approximately 320% and has outperformed the NASDAQ Composite by approximately 372% since January 2000
- Retired 31% of outstanding common stock and returned approximately $57.5 million of capital to shareholders through Common Stock Repurchase Program
- Raised additional capital through the issuance of $86.6 million of Trust Preferred Securities
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Net Income

Dollars in Millions



$32.0
$28.0
$24.0
$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$29.6
$24.9
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)

Growth in Earnings per Share

Operating Performance


$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.36
$1.57
$1.89
$2.21
$2.51
$2.72
$3.16
$4.55
$3.78
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)

Return on Average Equity


18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
16.88%
16.65%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)

Operating Performance

Return on Average Equity Comparison

Year-to-Date
Source: SNL Financial


35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
31.72%
21.95%
18.50%
28.17%
19.61%
16.65%
13.54%
17.48%
16.76%
17.45%
14.37%
16.66%
15.69%
11.09%
11.07%
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
Public Thrifts through 12/31/02, CA Banks $500 Million - $5 Billion in Assets, effective 1/1/03
ITLA Capital Corporation

Return on Average Assets


1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.71%
1.59%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)

Return on Average Assets Comparison


Year-to-Date
Source: SNL Financial
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
9/30/02
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
1.44%
1.41%
1.81%
1.66%
1.80%
1.71%
2.11%
1.79%
1.59%
1.01%
0.98%
1.44%
1.31%
1.38%
1.11%
1.31%
1.21%
Public Thrifts through 12/31/02, CA Banks $500 Million - $5 Billion in Assets effective 1/1/03
ITLA Capital Corporation

Asset and Revenue Per Associate

Operating Performance

Dollars in Millions

- ITLA
- Average of FDIC-Insured Comm'l Banks with Assets Between $1-3 Billion

Average Assets per Associate



$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$7.44
$4.20
6/30/04

Revenue per Associate



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.63
$0.26
6/30/04

Asset Growth – Total Assets


Dollars in Millions
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$534
IP
O
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,818
$2,030
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Book Value

Dollars in Millions


$200
$160
$120
$80
$40
$0
$39
IP
O
$89
$99
$106
$124
$134
$138
$157
$187
$194
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Summary of Annual Loan Production

Dollars in Millions

Total Cumulative Production of $5.0 billion
Total Cumulative Losses of 50 basis points



$800
$700
$600
$500
$400
$300
$200
$100
$0
$365
$356
$86
$395
$136
$394
$403
$251
$502
$536
$37
$94
$795
$645
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acquisition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

Loan Portfolio

Dollars in Millions
(Excludes Loans held for Sale)


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$448
$662
$814
$891
$971
$1,285
$1,311
$1,471
$1,539
$1,658
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Composition of Loan Portfolio

Dollars in Millions — September 30, 2004 — $1,658 million

Type	Amount	
REAL ESTATE LOANS		
Apartments	$693	
Construction	181	
Retail	124	
Office	115	
Hotel	84	
Mixed Use	55	
Special Purpose	51	
Mini-Storage Facility	38	
Mobile Home Park	32	
Warehouse	30	
Land	11	
1-4 Family Residential	1	
		1,415
COMMERCIAL LOANS		
Franchise	133	
Film Finance	98	
Comm'l Priv Label RC	12	
		243
Grand Total		$1,658




2003 ACADEMY AWARD WINNER
CHARLIZE THERON • BEST ACTRESS
CHARLIZE THERON CHRISTINA RICCI
MONSTER





Collateral – Real Estate Loans

September 30, 2004 $1,415 Million

Northern California

$293 / 21%



California

$969 / 69%

Southern California

$676 / 48%



Non-California

$446 / 31%

Net Interest Spread Summary


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
4.39%
3.52%
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)

Imperial Capital Bank Yield and Spread Summary

Lending Operations

For the Period 12/02 – 9/04



7.58%
4.56%
5.45%
6.69%
6.72%
5.15%
5.70%
5.95%
4.86%
1.85%
2.82%
4.15%
4.27%
2.89%
3.48%
3.71%
2.72%
2.71%
2.63%
2.54%
2.45%
2.26%
2.22%
2.24%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
12/31/02
3/31/03
6/30/03
9/30/03
12/31/03
3/31/04
6/30/04
9/30/04
Avg. Yield on Earnings Assets
Avg. Rate on Interest-Bearing Liabilities
Primary Spread

Year to Date

Lending Operations

Historical Cost of Funds vs. Six-Month LIBOR



7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)
5.80%
4.82%
4.75%
5.94%
5.64%
5.77%
5.74%
5.34%
6.32%
5.31%
3.07%
2.46%
2.52%
3.62%
3.43%
5.08%
6.09%
5.59%
5.84%
5.54%
6.66%
3.73%
1.88%
1.23%
1.56%
Average 6-Mos Libor
ITLA Cost of Funds

Charge Off Experience

Loan Loss Summary

Charge-Offs as a Percent of Average Loans



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.27%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.52%
0.18%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)

Non-Performing Loans

Non-Performing Loans as a Percent of Total Loans


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.46%
0.96%
1.09%
0.62%
0.82%
1.42%
1.17%
0.36%
0.55%
1.02%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Non-Performing Assets to Total Assets

Non-Performing Assets as a Percent of Total Assets


2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.08%
1.46%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
0.86%
0.83%
I
P
O
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Loan Loss Reserve Coverage

Allowance for Loan Losses as a Percent of NPLs


600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
169.5%
146.2%
309.4%
249.4%
149.8%
174.3%
555.6%
392.3%
205.2%
1996
1997
1998
1999
2000
2001
2002
2003
2004

Efficiency Ratio Comparison

Operating Efficiency


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
61.32%
61.33%
59.12%
60.79%
58.20%
55.60%
58.15%
56.74%
56.40%
55.89%
58.66%
45.10%
36.20%
41.96%
39.19%
38.69%
35.94%
37.85%
36.70%
36.59%
31.25%
38.49%
41.35%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004 (3 Mos)
2004 (6 Mos)
2004 (9 Mos)
ITLA Capital Corporation
All Thrifts through 12/31/02,CA Banks $500 Million - $5 Billion effective 1/1/03

Source: SNL Financial

Excess Capital Summary

Regulatory Capital


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,577
$32,761
$13,318
$38,622
$17,271
$46,128
$22,956
$90,386
$62,326
$113,576
$83,533
$115,991
$83,122
1996
1997
1998
1999
2000
2001
2002
2003
2004
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

54 Months: Jan 2000 – Sep 2004

ITLA – Stock Price Performance 1/1/2000 – 9/30/2004


400%
0%
-100%
1/1/2000
5/1/2000
1/1/2001
5/1/2001
1/1/2002
5/1/2002
1/1/2003
5/1/2003
1/1/2004
5/1/2004

History of Stock Repurchase

ITLA has repurchased $2.7 million shares at a total cost of $57.5 million, an average cost of $21.45 per share.


900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
152,500
539,000
36,000
536,019
809,700
93,600
24,082
491,128
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)
Number of Shares Repurchased

Summary of Net Income and Capital Returned Through Stock Repurchases

ITLA's cumulative stock repurchases total $57.5 million since 1997, representing approximately 37% of earnings.



$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$0
12,477
14,823
16,205
18,139
18,151
20,005
29,634
24,912
$2,284
$8,229
$515
$7,701
$14,759
$2,343
$1,062
$20,637
1997
1998
1999
2000
2001
2002
2003
2004 (9 Mos)
$ Stock Repurchased
Net Income

P:E Ratio Comparison


18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2001
2002
2003
YTD
11.8
12.9
7.7
13.4
13.4
10.6
16.9
11.0
17.7
17.2
10.0
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Strategic Overview

- **Commercial Real Estate Lending**
  - Expand Regional Presence in Western States
  - Imperial Capital Express – Small Balance Multi-family Lending National Expansion
  - Fitch Rating of ICB Loan Servicing Operations
- **Business Lending Diversification**
  - ICB Entertainment Finance
  - Imperial Capital Franchise Finance
  - Develop and/or Acquire Synergistic Business Lending Products or Platforms
- **Banking Products and Services**
  - Demand Account Generation
  - Technology Driven Products and Services
- **Cross-Selling Opportunities**
  - Relationship Business Banking
  - Existing Customer Base
  - Underserved Small Market Niche Customers
- **Strategic Acquisitions**